SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2004

COLLEGE LOAN CORPORATION TRUST I
(Issuer of the Notes)

COLLEGE LOAN CORPORATION
(Depositor of the Issuer of the Notes)

(Exact name of Co-Registrant as specified in its charter)

Delaware California	333-102791-01 333-102791	45-6110137 33-0873915

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

16855 W. Bernardo Drive Suite 100, San Diego, California      92127

(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code      (888) 972-6311

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events.

See the monthly statement attached as Exhibit 20.1 hereto distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2 and Series 2004-1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits furnished in accordance with Items 601(a) of Regulation S-K.

                     Exhibit No.

20.1 Monthly statement distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2 and Series 2004-1.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

COLLEGE LOAN CORPORATION TRUST I
COLLEGE LOAN CORPORATION
(Co-Registrants)

Dated: August 16, 2004	College Loan Corporation, as Co- Registrant By:/s/ John Falb Name: John Falb Title: Treasurer

Dated: August 16, 2004	College Loan Corporation Trust I, as Co-Registrant, by College Loan LLC, as Sponsor By:/s/ John Falb Name: John Falb Title: Treasurer

EXHIBIT INDEX

Exhibit Number 20.1	Description Monthly statement distributed to holders of College Loan Corporation Trust I Student Loan Asset-Backed Notes, Series 2003-2 and Series 2004-1.